Exhibit 10.8

CONFORMED COPY

AMENDMENT NO. 2

Dated as of October 26, 2018

to

364-DAY BRIDGE CREDIT AGREEMENT

Dated as of May 8, 2018

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of October 26, 2018 by and among Takeda Pharmaceutical Company Limited, a joint-stock company organized and existing under the laws of Japan, (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain 364-Day Bridge Credit Agreement dated as of May 8, 2018 by and among the Company, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;

WHEREAS, the Company, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order:

“Japanese Senior Short-Term Loan Facility Agreement” means that certain Senior Short-Term Loan Facility Agreement dated as of October 26, 2018 (as in effect on such date and without giving effect to any subsequent amendments, waivers or modifications thereto), by and among the Borrower, Sumitomo Mitsui Banking Corporation and MUFG Bank, Ltd., as lead arrangers, Mizuho Bank, Ltd., The Norinchukin Bank and Sumitomo Mitsui Trust Bank, Limited, as arrangers and the lenders party thereto, providing for a term loan facility which on its terms shall automatically mature upon the earlier of (i) the term of such loan facility, which shall be a period of one, two, three or six months as selected by the Borrower in the relevant notice of borrowing; or, (ii) the date on which such loan facility is actually and fully repaid with proceeds of the Japanese Hybrid Loan Facility Agreement or any hybrid notes (other than hybrid notes issued in a currency other than Japanese Yen) or otherwise in accordance with Section 2.06(a) thereof.

“Japanese Hybrid Loan Facility Agreement” means that certain Subordinated Syndicated Loan Agreement dated as of October 26, 2018 (as in effect on such date and without giving effect to any subsequent amendments, waivers or modifications thereto), by and among the Borrower, Sumitomo Mitsui Banking

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Corporation and MUFG Bank, Ltd., as lead arrangers, Mizuho Bank, Ltd., The Norinchukin Bank and Sumitomo Mitsui Trust Bank, Limited, as arrangers and the lenders party thereto, providing for a 60-year hybrid loan facility.

(b) The penultimate paragraph appearing in Section 2.05(d) of the Credit Agreement is hereby amended to add the following proviso immediately prior to the period appearing at the end of the first sentence appearing therein:

“; provided that (i) notwithstanding the foregoing, mandatory prepayments or Commitment reductions in respect of any commitments, loans and advances under the Japanese Senior Short-Term Loan Facility Agreement shall be applied in accordance with clause (b) of this paragraph and (ii) for the avoidance of doubt, the credit facility under the Japanese Senior Short-Term Loan Facility Agreement constitutes a “Qualifying Committed Financing” hereunder”

(c) Section 5.01(i) of the Credit Agreement is hereby amended to add the following Subparagraphs (vii) and (viii) and to renumber Subparagraph (vii) to Subparagraph (ix):

“(vii)

promptly after the entry into by the Borrower or any of its Subsidiaries of any transaction documents in respect of any hybrid notes (other than any hybrid notes to be issued in a currency other than Japanese Yen and any hybrid notes that are not identified by the Borrower to be used for Certain Funds Purposes) to be issued before drawdown of the loan facility under the Japanese Senior Short- Term Loan Facility Agreement, evidence that the Japanese Senior Short-Term Loan Facility Agreement has been cancelled by the incurrence of hybrid indebtedness pursuant to such hybrid notes;

(viii)

promptly after the submission of a drawdown notice under the Japanese Hybrid Loan Facility Agreement or the entry into transaction documents in respect of any hybrid notes (other than any hybrid notes to be issued in a currency other than Japanese Yen) after a drawdown of the loan facility under the Japanese Senior Short-Term Loan Facility Agreement, evidence that the Japanese Senior Short- Term Loan Facility Agreement has been prepaid using the proceeds of the Japanese Hybrid Loan Facility Agreement or such hybrid notes; and”

2. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 2 Effective Date”) is subject to the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Company and the Required Lenders.

(b) The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the Loan Documents to the extent invoiced at least one (1) Business Day prior to the Amendment No. 2 Effective Date.

3. Representations and Warranties of the Company. The Company hereby represents and warrants that this Amendment has been duly executed and delivered by the Company. This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

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4. Reference to and Effect on the Credit Agreement.

(a) Upon the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof or otherwise confirmed specifically in writing, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders or the Borrower, nor constitute a waiver thereby of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith, which shall remain unchanged and binding on such parties.

(d) This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TAKEDA PHARMACEUTICAL COMPANY LIMITED, as the Company

By:	/s/ Costa Saroukos
Name: Costa Saroukos
Title: Chief Financial Officer

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Takasuke Sekine
Name: Takasuke Sekine
Title: Managing Director

JPMORGAN CHASE BANK, N.A., TOKYO BRANCH, as a Lender

By:	/s/ Takasuke Sekine
Name: Takasuke Sekine
Title: Managing Director

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Makoto Takashima
Name: Makoto Takashima
Title: Representative Director

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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MUFG BANK, LTD., as a Lender

By:	/s/ Ichiro Numajima
Name: Ichiro Numajima
Title: Executive Officer

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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MIZUHO BANK, LTD, as a Lender

By:	/s/ Taku Ishikawa
Name: Taku Ishikawa
Title: General Manager

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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THE NORINCHUKIN BANK, as a Lender

By:	/s/ Hiroshi Kamikawa
Name: Hiroshi Kamikawa
Title: General Manager

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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BANK OF AMERICA, N.A., TOKYO BRANCH, as a Lender

By:	/s/ Miwa Ohmori
Name: Miwa Ohmori
Title: Representative in Japan

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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BARCLAYS BANK PLC, TOKYO BRANCH, as a Lender

By:	/s/ Akio Kashima
Name: Akio Kashima
Title: Representative in Japan

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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BNP PARIBAS (ACTING THROUGH ITS TOKYO BRANCH) , as a Lender

By:	/s/ Nicolas Pillet
Name:	Nicolas Pillet
Title:	Representative in Japan

By:	/s/ Tatsuhisa Ishikawa
Name:	Tatsuhisa Ishikawa
Title:	Deputy General Manager

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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SUMITOMO MITSUI TRUST BANK, LIMITED, as a Lender

By:	/s/ Shigenori Ikemura
Name: Shigenori Ikemura
Title: Executive Officer General Manager

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, TOKYO BRANCH, as a Lender

By:	/s/ Olivier Pacton
Name: Olivier Pacton
Title: President and Chief Executive Officer Japan

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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NOMURA CAPITAL INVESTMENT CO, LTD, as a Lender

By:	/s/ Masahiro Goto
Name: Masahiro Goto
Title: President and Chief Executive Officer

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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BANCO BILBAO VIZCAYA ARGENTARIA, S.A., TOKYO BRANCH, as a Lender

By:	/s/ Michio Ryu
Name: Michio Ryu
Title: General Manager

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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BANK OF CHINA LIMITED, TOKYO BRANCH, as a Lender

By:	/s/ Zhao Haiqing
Name:	Zhao Haiqing
Title:	Deputy General Manager

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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COMMERZBANK AG TOKYO BRANCH, as a Lender

By:	/s/ Andrea Console
Name:	Andrea Console
Title:	Country CEO Japan

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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CRÈDIT AGRICOLE CORPORATE AND INVESTMENT BANK, TOKYO BRANCH, as a Lender

By:	/s/ Antoine Sirgi
Name: Antoine Sirgi
Title: Senior Country Officer

By:	/s/ Satoshi Oda
Name: Satoshi Oda
Title: Managing Director

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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DBS BANK LTD., TOKYO BRANCH, as a Lender

By:	/s/ Takako Furuhashi
Name: Takako Furuhashi
Title: Branch Manager

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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ING BANK N.V., TOKYO BRANCH, as a Lender

By:	/s/ Katsuhiko Kado
Name: Katsuhiko Kado
Title: Director

By:	/s/ Yuichi Hirasawa
Name: Yuichi Hirasawa
Title: Director

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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INTESA SANPAOLO S.P.A. TOKYO BRANCH, as a Lender

By:	/s/ Roberto Bisagno
Name: Roberto Bisagno
Title: General Manager

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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SOCIÈTÈ GÈNÈRALE, TOKYO BRANCH, as a Lender

By:	/s/ Kanta Murata
Name: Kanta Murata
Title: Deputy Branch Manager

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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STANDARD CHARTERED BANK, TOKYO BRANCH, as a Lender

By:	/s/ Sho Takeuchi
Name: Sho Takeuchi
Title: Associate Director

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement

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WELLS FARGO BANK, NATIONAL ASSOCIATION (ACTING THROUGH ITS SINGAPORE BRANCH), as a Lender

By:	/s/ James Chiun Chai Chie
Name: James Chiun Chai Chie
Title: Director

Signature Page to Amendment No. 2 to

364-Day Bridge Credit Agreement